As filed with the Securities and Exchange Commission on February 7, 1997


===========================================================================

                       SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the
                   Securities Exchange Act of 1934
                      Filed by the Registrant [ ]
            Filed by a Party other than the Registrant [X]
                      Check the appropriate box:
                    [ ] Preliminary Proxy Statement
           [ ] Confidential, for Use of the Commission Only
                  (as permitted by Rule 14a-6(e)(2))
                    [ ] Definitive Proxy Statement
                  [ ] Definitive Additional Materials
 [X] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                   SANTA FE PACIFIC GOLD CORPORATION

           (Name of Registrant as Specified In Its Charter)

                       HOMESTAKE MINING COMPANY

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check appropriate box):
[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and show how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filings:
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

The following is the text of Press Release issued by Homestake on February 7, 1997.